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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): August 1, 2002

                              Andersen Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-1460                     06-0659863
(State or Other          (Commission File Number)          (IRS Employer
 Jurisdiction                                               Identification No.)
of Incorporation)


405 Park Avenue
Suite 1202
New York, New York                                               10022
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code          (212) 826-8942


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Item 7.           Financial  Statements,  Pro Forma  Financial  Information  and
                  Exhibits

         (a)      Financial Statements of Business Acquired

         None.

         (b)      Pro Forma Financial Information

         None.

         (c)      Exhibits

         99.1     COMCOR-TV Summarized Financial Operating Plan (2002-2003).

Item 9. Regulation FD Disclosure.

The Board of Directors of Andersen Group, Inc. ("the Company") previously announced an exchange offer pursuant to which the Company offered to exchange 150 shares of its common stock for each share of common stock of Moscow Broadband Communication Ltd ("MBC"), a privately held company which is presently 25% owned by the Company, not currently owned by the Company (the "Exchange Offer"). The Board of Directors of the Company subsequently announced that the Company would extend the Exchange Offer to new shares of MBC common stock to be issued pursuant to a rights offering by MBC. On August 1, 2002, MBC amended the original rights offering (the "Amended MBC Rights Offering"), and the Company has agreed to extend the Exchange Offer to the new shares of MBC common stock issued pursuant to this Amended MBC Rights Offering. Under the Amended MBC Rights Offering, MBC has issued rights (the "MBC Rights") to its shareholders to acquire up to 6,667 shares of its common stock at $750 per share (as opposed to the 6,250 shares of its common stock at $800 per share of the prior rights offering).

If all the MBC Rights are fully subscribed, the Company will issue an additional 1,000,050 shares over previously announced amounts, and the entire MBC exchange will total up to 3,250,050 shares of the Company's common stock.

In connection with the Amended MBC Rights Offering, MBC distributed certain projections regarding the financial operating plan of Zao ComCor-TV ("CCTV"), which are attached hereto as Exhibit 99.1 and incorporated by reference herein.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
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Certain sections of this 8-K contain various forward looking  statements  within the  meaning of Section  27A of the  Securities  Act of 1933,  as  amended,  and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent the expectations or beliefs concerning future events of the Company and MBC.

Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "believes," "plans," "anticipates," "estimates," "expects" or similar expressions.

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In addition,  any statements  concerning future financial  performance,  ongoing business  strategies or prospects,  and possible  future  actions,  which may be
provided  by  the  Company  or  MBC's  management,   are  also   forward-looking
statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about MBC, economic and market factors and the industry in which MBC does business, among other things. These statements are not guarantees of future performance and neither the Company nor MBC undertakes any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. Factors that could cause the Company's and MBC's actual performance and future events and actions to differ materially from such forward-looking statements, include, but are not limited to those discussed in the the Company's Annual Report on Form 10-K.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Andersen Group, Inc.
                                             (Registrant)

Date:    August 1, 2002                      /s/ Andrew M. O'Shea
                                             -----------------------------------
                                             Name:    Andrew M. O'Shea
                                             Title:   Chief Financial Officer


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